UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2018

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Boulevard, Suite 100 The Woodlands, TX	77381
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (281) 362-6800

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On November 14, 2018, Newpark Resources, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors has authorized changes to the Company's existing securities repurchase program, which it first authorized in 2013. The authorization covers the following modifications with regard to the Company's repurchase program:

(i)
an increase to $100 million as the authorized amount available under the repurchase program for repurchases of any combination of the Company's common stock and the Company's 4.0% Convertible Senior Notes due 2021 (the “2021 Notes”) from the $33.5 million that was the previously available under the repurchase program; and

(ii)	the previous authorization to repurchase the Company's 4.00% Convertible Senior Notes due 2017 was terminated due to the previous repayment of such notes.

Purchases of the securities under the program will be funded with excess cash or borrowings under our revolving credit facility and the repurchase program has no specific term. Repurchases will be made periodically in open-market transactions or privately negotiated transactions and are subject to market conditions, legal requirements and other factors. The repurchase program does not require the Company to purchase any specific number of shares or amount of the 2021 Notes. The timing, volume and nature of repurchases will be at the discretion of management. Additionally, the Company’s management has been authorized to establish trading plans under Rule 10b5-1 of the Securities Exchange Act of 1934 as part of the repurchase program. The information concerning the repurchase program contained in the press release attached to this Current Report on Form 8-K as Exhibit 99.1 is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Newpark Resources, Inc. on November 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
(Registrant)

Date:	November 14, 2018	By:	/s/ Gregg S. Piontek
Gregg S. Piontek
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)